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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934.

Date of Report (Date of earliest event reported): October 29, 2003



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                          0-9036                 23-0787-699
--------------------------------        -----------           ------------------
State or other Jurisdiction             Commission            I.R.S. Employer
of Incorporation or Organization        File Number           Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code


       Registrant's telephone number, including area code: (215) 333-9000


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(C)      Exhibits
99.1     October 29, 2003 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On October 29, 2003, registrant announced its results of operations for the quarter ended September 30, 2003, the first quarter of its Fiscal 2004 year, as set forth in the press release, a copy of which is included as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    LANNETT COMPANY, INC

                                    By:  /s/ Larry Dalesandro

                                         --------------------------------
                                         Chief Financial Officer

Date:  October 29, 2003




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                                  EXHIBIT INDEX



Exhibit:    Description:

99.1     October 29, 2003 Press Release